                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [  ] Confidential, For Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                (Name of Registrant as Specified in Its Charter)

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                     The New America High Income Fund, Inc.

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Payment of Filing Fee (Check the appropriate box):

          [X] No fee required.

          [ ] Fee computed on table below per Exchange Act
              Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 BROAD STREET
                          BOSTON, MASSACHUSETTS 02109

                                                                  March 13, 2003

Dear Stockholder:

    You are cordially invited to attend the 2003 Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, April 17, 2003 at 11:00 a.m. local time.

    We hope that you will be able to attend the Meeting. Whether or not you plan to attend the Meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or vote your shares via the Internet or by touch tone telephone. Please act promptly to assure that your shares are represented at the meeting.

                                             Sincerely,

                                             /s/ Robert F. Birch

                                             Robert F. Birch
                                             PRESIDENT

                                   IMPORTANT

PLEASE GIVE ALL OF THIS INFORMATION YOUR CAREFUL ATTENTION. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. CERTAIN HOLDERS OF THE COMMON STOCK MAY ALSO VOTE THEIR SHARES VIA THE INTERNET OR BY TELEPHONE AS DISCUSSED IN THE PROXY STATEMENT. RETURNING A SIGNED PROXY CARD OR AUTHORIZING A PROXY BY TELEPHONE OR OVER THE INTERNET TO VOTE YOUR SHARES WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU SUBSEQUENTLY CHOOSE TO ATTEND THE MEETING, BUT YOUR PRESENCE (WITHOUT FURTHER ACTION) AT THE MEETING WILL NOT IN ITSELF CONSTITUTE A REVOCATION OF A PREVIOUSLY DELIVERED PROXY.

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 17, 2003
                            ------------------------

    To the stockholders of The New America High Income Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, April 17, 2003 at 11:00 a.m. local time, for the following purposes:

    1. To elect five Directors of the Fund, two of whom shall be elected by the holders of the Fund's Series A, Series B, Series C and Series D Auction Term Preferred Stock (collectively, the "ATP"), and the remainder of whom shall be elected by the holders of the Fund's Common Stock and the Fund's ATP, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

    2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

    The matters referred to above may be acted upon at the Annual Meeting or any adjournments thereof.

    The close of business on Monday, March 3, 2003, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY CARD. HOLDERS OF THE FUND'S AUCTION TERM PREFERRED STOCK SHOULD SIGN AND RETURN THE YELLOW PROXY CARD. CERTAIN HOLDERS OF COMMON STOCK MAY ALSO SUBMIT THEIR PROXIES OVER THE INTERNET OR BY TELEPHONE.

                                             By Order of the Board of Directors

                                             Richard E. Floor
                                             Secretary

March 13, 2003
Boston, Massachusetts

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 BROAD STREET
                          BOSTON, MASSACHUSETTS 02109
                                 (617) 263-6400
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2003
                            ------------------------

    This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income
Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 17, 2003 at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 13, 2003.

    This proxy statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about March 13, 2003. The Board of Directors has fixed the close of business on Monday, March 3, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 69,822,980 shares of the Fund's Common Stock, par value $.01 per share (the "Common Stock"), were issued and outstanding and 4,000 shares of the Fund's Auction Term Preferred Stock (the "ATP"), par value $1.00 per share, liquidation preference $25,000 per share, were issued and outstanding, consisting of 1,400 shares of ATP Series A, 1,000 shares of ATP Series B, 600 shares of ATP Series C and 1,000 shares of ATP Series D. Each outstanding share of the Common Stock and each outstanding share of the ATP is entitled to one vote on each matter submitted to stockholders at the Annual Meeting of the relevant class or classes as described below. The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or the ATP at March 3, 2003.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting (either by returning the paper proxy card or, for certain holders of the Common Stock, by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted in accordance with the instructions indicated thereon by the stockholder. Executed proxies that are unmarked will be voted for the election of the applicable nominees named herein as Directors of the Fund and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournments thereof.

    Holders of the Common Stock who tender proxies by mail should sign and return the white proxy card. Holders of the ATP should sign and return the yellow proxy card. The proxy card should be returned in the enclosed postage-paid envelope. Certain holders of the Common Stock also have the option of executing and returning their proxies by telephone or over the Internet. The form of proxy these stockholders receive along with the proxy statement includes an attachment that has instructions both for calling a toll free number for automated touch-tone voting and for finding a website address that will permit voting over the Internet. Prior to using either of these methods of voting, stockholders should read the proxy statement and have it and the form of proxy ready at hand.

    A stockholder voting by telephone or over the Internet represents that the stockholder is authorized to vote the shares of the Common Stock being voted, for example, when a stockholder is acting on behalf of all registered owners of an account or in the capacity of trustee of a trust or officer of an organization that holds Fund shares. In addition, by using the telephone or the Internet to submit voting instructions, the stockholder expressly authorizes

EquiServe Trust Company, N.A. ("EquiServe"), which is assisting the Fund in gathering and tabulating votes for the Annual Meeting, and its agents, to execute a proxy to vote the stockholder's shares at the Annual Meeting as the stockholder has indicated. The Fund believes that the procedures governing the execution of proxies by telephone or over the Internet are reasonably designed to ensure that the identities of the stockholders executing proxies are accurately determined and that the voting instructions of those stockholders are accurately recorded.

    Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" for purposes of Proposal One. Abstentions will, however, be counted as shares present at the Meeting for purposes of determining the existence of a quorum. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated as abstentions. A stockholder may revoke his or her proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy. In addition, holders of the Common Stock who may vote by telephone or over the Internet may also revoke their proxies by executing a subsequently dated proxy using either of these methods of voting. Holders of the Common Stock who vote by telephone or over the Internet should not subsequently return a proxy card by mail unless they intend the proxy card to revoke their prior instructions given by telephone or over the Internet.

    If shares of the ATP are registered in the name of a New York Stock Exchange ("NYSE") member or the name of the member's nominee on behalf of the shares' beneficial owner, the member will request voting instructions with respect to the shares from the beneficial owner. If the member does not receive voting instructions for those shares in a timely manner and certain other conditions are met, the member may vote the shares in the same proportion as the member votes shares of the ATP for which beneficial holders have provided voting instructions.

    In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

    In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone, by telegraph or in person. The Fund has also retained a proxy solicitor, The Altman Group, Inc. ("Altman"), to assist in the solicitation of proxies. Pursuant to this arrangement, Altman has agreed to contact banks, brokers and proxy intermediaries to secure votes in favor of the proposal described in this Proxy Statement. The costs of retaining Altman, which will be fully borne by the Fund, are not expected to exceed $10,000. Under the agreement, the Fund has agreed to indemnify and hold harmless Altman and its employees against any loss, damage, expense, liability or claim incurred in connection with the solicitation of proxies except in case of gross negligence or misconduct on the part of Altman. The agreement between the Fund and Altman will terminate upon the conclusion of the Annual Meeting or any adjournments thereof. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

    EACH STOCKHOLDER ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING HAS BEEN SENT A COPY OF THE ANNUAL REPORT OF THE FUND FOR THE YEAR ENDED
DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS, EITHER WITH THIS PROXY STATEMENT OR UNDER SEPARATE COVER. IF YOU DID NOT RECEIVE THE ANNUAL REPORT OR IF YOU WOULD LIKE TO REQUEST ANOTHER COPY, YOU MAY CALL THE FUND COLLECT AT
(617) 263-6400.

                             THE INVESTMENT ADVISER
                          AND ADMINISTRATIVE SERVICES

    T. Rowe Price Associates, Inc. with its principal office at 100 East Pratt Street, Baltimore, Maryland 21202, has served as the investment adviser to the Fund since December 2, 2002. Since February 1992, the Fund has engaged Ellen E. Terry to perform administrative services, and has engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    The stockholders of the Fund are being asked to elect the five nominees listed below as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The five nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

    Under the terms of the Fund's charter, the holders of the ATP are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. For this purpose all series of the ATP vote together as a single class. Joseph L. Bower and Bernard J. Korman have been nominated as the Directors to be elected by the holders of the ATP. The Fund's charter further provides for the election of the other three nominees named below by the holders of the Common Stock and the holders of all series of the ATP, voting together as a single class. A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of the relevant class or classes represented at the Annual Meeting in person or by proxy may elect all of the Directors who are subject to election by such class or classes.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

    The nominees for election to the Board of Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), are as follows:

                                       POSITION(S)           PRINCIPAL OCCUPATION(S)
           NAME AND AGE              WITH THE FUND(1)          DURING PAST 5 YEARS                  OTHER DIRECTORSHIPS
           ------------              ----------------          -------------------                  -------------------
PREFERRED STOCK NOMINEES
Joseph L. Bower                      Director since    Professor, Harvard Business School   Director of Anika
Date of Birth:                       1988              since 1963--as Donald K. David       Therapeutics, Inc., Sonesta
09/21/38                                               Professor of Business                International Hotels Corporation,
                                                       Administration since 1986, Senior    Loews Corporation (a conglomerate),
                                                       Associate Dean, Chair of the         and Brown Shoe Company, Inc.;
                                                       Doctoral Programs, Chair of the      Independent General Partner of
                                                       General Management Area, and         ML-Lee Acquisition Funds, L.P.; and
                                                       currently, Chair of the General      Trustee of TH Lee-Putnam Emerging
                                                       Manager Program; member and          Opportunities Portfolio.
                                                       research fellow at the Institute of
                                                       Politics since 1966; faculty member
                                                       of the John F. Kennedy School of
                                                       Government since 1969.
Bernard J. Korman                    Director since    Chairman of the Board of Directors   Director of Kramont Realty Trust,
Date of Birth:                       1987              of Philadelphia Health Care Trust.   Omega Healthcare Investors, Inc.
10/13/31                                                                                    (real estate investment trust), The
                                                                                            Pep Boys, Inc. (automotive
                                                                                            supplies), and Nutramax
                                                                                            Products, Inc. (a consumer
                                                                                            healthcare products company).
COMMON STOCK NOMINEE
Ernest E. Monrad                     Director since    Trustee since 1960 and Chairman of   Trustee of Century Shares Trust and
Date of Birth:                       1988              the Trustees from 1969 to May 2001   Century Small Cap Select.
05/30/30                                               of Northeast Investors Trust;
                                                       Chairman, Assistant Treasurer and a
                                                       Director since 1981 of Northeast
                                                       Investors Growth Fund; Director and
                                                       Vice President of Northeast
                                                       Investment Management, Inc., and
                                                       Director of Northeast Management &
                                                       Research Company, Inc.

-------------------

(1)  The Fund is not part of any fund complex.

    The nominees for election to the Board of Directors who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act are as follows:

                                       POSITION(S)           PRINCIPAL OCCUPATION(S)
           NAME AND AGE              WITH THE FUND(1)          DURING PAST 5 YEARS                  OTHER DIRECTORSHIPS
           ------------              ----------------          -------------------                  -------------------
COMMON STOCK NOMINEES
Robert F. Birch*                     Director and      Private investor and consultant.     Director of Hyperion Funds (4
Date of Birth:                       President since                                        funds), and Director of the
03/12/36                             1992                                                   Brandywine Funds (3 funds).

Richard E. Floor*                    Director and      Partner through his professional     Director of Affiliated Managers
Date of Birth:                       Secretary since   corporation with the law firm of     Group, Inc.
08/03/40                             1987              Goodwin Procter LLP, Boston,
                                                       Massachusetts.

-------------------

  * Messrs. Birch and Floor are deemed to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act because, in the case of Mr. Birch, he is the President of the Fund and, in the case of Mr. Floor, he is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin Procter LLP, counsel to the Fund.
(1)  The Fund is not part of any fund complex.

    The address of each Director is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109.

EXECUTIVE OFFICER

    Ellen E. Terry (date of birth 04/09/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of Directors who are interested persons of the Fund. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer's resignation or removal.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table shows the beneficial ownership of the Fund's Common Stock by the Fund's Directors and officers at December 31, 2002, based on information provided to the Fund by the Directors and officers. No officer or Director of the Fund owns shares of the Fund's ATP. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated.

                                             SHARES OF       PERCENT OF SHARES OF
                                            COMMON STOCK         COMMON STOCK
       NAME OF BENEFICIAL OWNER          BENEFICIALLY OWNED   BENEFICIALLY OWNED
       ------------------------          ------------------   ------------------
Joseph L. Bower                                    20,000             *
Bernard J. Korman                                 507,309             *
Ernest E. Monrad                                  271,900(1)          *
Robert F. Birch                                   147,425(2)          *
Richard E. Floor                                  144,542             *
Ellen E. Terry                                     19,270             *
All executive officers and directors as
  a group                                       1,110,446           1.60%

-------------------

  *  Less than 1%
(1) Includes 121,954 shares owned by Mr. Monrad's spouse and 7,037 shares held by Mr. Monrad as a fiduciary for unrelated persons. Mr. Monrad disclaims beneficial ownership of the shares he holds as a fiduciary for unrelated persons.
(2) Includes 22,000 shares held by a family limited partnership. Mr. Birch has shared voting and investment power with respect to these shares.

    The address of each director and officer is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    During 2002, the Directors of the Fund met five (5) times. During such year, each Director attended at least 75% of the meetings held by the Board. The Board of Directors has an Audit and Nominating Committee, which it created in February 2000 to succeed the Fund's Audit Committee. The Audit and Nominating Committee is responsible for: (a) overseeing the audit process for the Fund and considering any questions raised by the Fund's independent public accountants concerning the Fund's financial reporting process, internal controls, and compliance procedures, (b) supervising the nomination and election of Directors who are not "interested persons" of the Fund, and (c) reviewing on a periodic basis the Fund's governance structures and procedures. The Fund adopted a written charter for the Audit and Nominating Committee in 2000, which was filed as Appendix A to the 2001 Proxy Statement filed with the Securities and Exchange Commission (the "SEC") on March 16, 2001. The Audit and Nominating Committee is responsible for: (a) recommending the selection of the Fund's independent public accountants, (b) reviewing the scope and procedures of the year-end audit,
(c) reviewing annual financial statements, and (d) conferring with the Fund's independent public accountants. The Audit and Nominating Committee is presently comprised of former members of the Audit Committee, including Messrs. Korman and Monrad and Professor Bower, each of the members are "independent," as defined by the NYSE Listing Company Manual in Sections 303.01(B)(2)(a) and (3). The Audit and Nominating Committee met three (3) times during 2002, with all Committee members attending each meeting. The Audit and Nominating Committee will consider nominees for Director recommended by stockholders when submitted in writing to the Fund's Secretary at the Fund's address in accordance with criteria for submitting stockholder proposals set forth in the Fund's by-laws.

    At its January 1999 meeting, the Directors established a Compensation Committee. The Compensation Committee is responsible for: (a) monitoring and revising as appropriate the compensation of Fund employees other than Mr. Birch, subject to review by the Board as a whole and (b) monitoring
Mr. Birch's compensation as President of the Fund and making recommendations to the Board regarding that compensation. Messrs. Monrad and Floor currently comprise the Compensation Committee. As described on page 5, Mr. Floor is an "interested person" of the Fund. The Compensation Committee met one (1) time during 2002.

INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected the firm of KPMG LLP ("KPMG") as independent public accountants for the Fund for the year ending December 31, 2003. Since June 27, 2002, KPMG has acted as the Fund's independent public accountants. The services provided by KPMG consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with the SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

    Representatives of KPMG are not expected to be represented at the Annual Meeting, but a representative of KPMG is expected to be available via telephone during the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

    AUDIT FEES. For 2002, KPMG's fees for audit services provided to the Fund totaled $48,500.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. KPMG did not bill any fees in 2002 to the Fund, T. Rowe Price Group, Inc. ("Price Group") or any of Price Group's subsidiaries for financial information systems design and implementation. Price Group wholly owns T. Rowe Price Associates, Inc., the Fund's investment adviser.

    ALL OTHER FEES. KPMG's fees for other nonaudit services rendered to the Fund in 2002 were $25,500. Fees for other nonaudit services billed to Price Group and its subsidiaries in 2002 totaled $734,000.

    The Fund's Audit and Nominating Committee of the Board has considered and determined that the performance by KPMG of nonaudit services to the Fund and Price Group and its subsidiaries is compatible with maintaining that firm's independence in connection with serving as the Fund's independent public accountants.

    On June 27, 2002, the Board of Directors, upon the recommendation of the Board's Audit and Nominating Committee, determined not to retain Arthur Andersen LLP ("Arthur Andersen") and approved a change in the Fund's independent public accountants to KPMG. For the fiscal years ended December 31, 2001 and December 31, 2000, Arthur Andersen's audit reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principals. Further, there were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the disagreements in its report.

REPORT OF THE AUDIT AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

    The Fund's Audit and Nominating Committee of the Board is composed of each Director who is not an "interested person" of the Fund, as defined in
Section 2(a)(19) of the 1940 Act and who is independent under applicable rules of the NYSE and operates under a written charter adopted by the Board of Directors in 2000. The Audit and Nominating Committee has met and held discussions separately, and jointly with each of management and the Fund's independent public accountants. In addition, the Audit and Nominating Committee has reviewed and discussed the Fund's audited financial statements for 2002 with management and the independent public accountants. The Audit and Nominating Committee discussed with the Fund's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Fund's independent public accountants also provided the Audit and Nominating Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit and Nominating Committee discussed with the independent public accountants that firm's independence. Based on the review and discussions described in this Report, the

Audit and Nominating Committee recommended that the Board of Directors include the audited financial statements in the Fund's annual report to stockholders required by Section 30(e) of the 1940 Act and Rule 30e-1 thereunder for 2002 for filing with the SEC.

        Joseph L. Bower        Ernest E. Monrad        Bernard J. Korman

REMUNERATION OF DIRECTORS AND OFFICERS

    During the fiscal year ended December 31, 2002, the Fund paid each Director a fee of $24,000 per year plus $2,000 per Directors' meeting in which the Director participated except in the case of telephonic Directors' meetings for which the fee was $1,000, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 2002 was $100,000, and he currently receives an annual retainer of $100,000 for his services to the Fund as President. Each member of the Fund's Audit and Nominating Committee, which consists of the Fund's non-interested Directors, receives $2,000 for each Audit and Nominating Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 2002 aggregate remuneration of $165,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 2002. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors or officers.

                                               PENSION OR
                                               RETIREMENT
                                                BENEFITS      ESTIMATED
           NAME OF               AGGREGATE     ACCRUED AS      ANNUAL         TOTAL
           DIRECTOR             COMPENSATION  PART OF FUND  BENEFITS UPON  COMPENSATION
          OR OFFICER             FROM FUND      EXPENSES     RETIREMENT     FROM FUND
          ----------             ---------      --------     ----------     ---------
Robert F. Birch                   $133,000        none           none        $133,000(1)
Joseph L. Bower                   $ 33,000        none           none        $ 33,000
Richard E. Floor                  $ 33,000        none           none        $ 33,000
Bernard J. Korman                 $ 33,000        none           none        $ 33,000
Ernest E. Monrad                  $ 33,000        none           none        $ 33,000
Ellen E. Terry                    $156,978        none           none        $156,978

-------------------

(1) Of this amount, $100,000 was compensation for service as President and $33,000 was compensation for service as a Director.

                                 OTHER MATTERS

    The Directors do not intend to present any other business at the Annual Meeting nor are they aware of any stockholder's intention to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

    Stockholder proposals intended to be included in the proxy statement and form of proxy to be presented at the Fund's next Annual Meeting of Stockholders must be received at the Fund's principal offices, 33 Broad Street, Boston, Massachusetts 02109, no later than November 8, 2003. Such proposals must also comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that Meeting. Proxies solicited by the Board of Directors for the Fund's 2004 Annual Meeting will confer discretionary voting authority with respect to stockholder proposals received not later than the close of business on January 16, 2004, subject to the SEC rules governing the exercise of this authority. Such proposals must be received in writing by the Secretary of the Fund at the Fund's principal offices. Notice of a stockholder proposal for the 2004 Annual Meeting received after January 16, 2004, will be considered untimely.

Boston, Massachusetts
March 13, 2003

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                  33 BROAD STREET, BOSTON, MASSACHUSETTS 02109
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2003
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned holder(s) of shares of Series A, Series B, Series C and/or Series D Auction Term Preferred Stock (collectively, "Auction Term Preferred Stock") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 17, 2003 at 11:00 a.m. local time, and at any and all adjournments and postponements thereof, and thereat to vote all shares of the Auction Term Preferred Stock of the Fund held of record by the undersigned on March 3, 2003, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.
    WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL ONE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.
    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
    Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?
PLEASE PROVIDE NEW ADDRESS BELOW:         DO YOU HAVE ANY COMMENTS?
--------------------------------------    --------------------------------------
--------------------------------------    --------------------------------------
--------------------------------------    --------------------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.

    PLEASE MARK BOXES IN BLUE OR BLACK INK AS IN THIS EXAMPLE /X/

1.   A.   authority to vote for the election as Directors of all the
          Auction Term Preferred Stock nominees listed below.           / / GRANTING        / / WITHHOLDING
          JOSEPH L. BOWER AND BERNARD J. KORMAN
     B.   authority to vote for the election as Directors of all the
          nominees listed below.                                        / / GRANTING        / / WITHHOLDING
          ROBERT F. BIRCH, RICHARD E. FLOOR AND ERNEST E. MONRAD
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S
NAME.)

    Please be sure to sign and date this Proxy.
    WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL ONE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                       -----------------------------------------
                                       Date

                                       -----------------------------------------
                                       Stockholder sign here

                                       -----------------------------------------
                                       Co-owner sign here
    Mark box at right if an address change or comment has been noted on the reverse side of the card. / /
    SHARES ON RECORD DATE:  _________________________________________

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                  33 BROAD STREET, BOSTON, MASSACHUSETTS 02109
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2003
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 17, 2003 at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Common Stock of the Fund held of record by the undersigned on March 3, 2003, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL ONE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

         Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             -----------------------------------

-------------------------------             -----------------------------------

-------------------------------             -----------------------------------

THE NEW AMERICA
HIGH INCOME FUND, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                              VOTER CONTROL NUMBER
                       ----------------------------------


                       ----------------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

VOTE-BY-INTERNET [GRAPHIC]                VOTE-BY-TELEPHONE [GRAPHIC]
------------------------------------      --------------------------------------
1. Log on to the Internet and go to        1. Call toll-free
   http://www.eproxyvote.com/hyb      OR      1-877-PRX-VOTE (1-877-779-8683)
2. Enter your Voter Control Number         2. Enter your Voter Control Number
   listed above and follow the easy           listed above and follow the easy
   steps outlined on the secured              recorded instructions.
   website.
------------------------------------      --------------------------------------

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

|X|      PLEASE MARK
         VOTES AS IN
         THIS EXAMPLE.


                 -----------------------------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                 -----------------------------------------------

1.       Election as Directors of all the nominees below.

         (01) ROBERT F. BIRCH, (02) RICHARD E. FLOOR AND (03) ERNEST E. MONRAD

         FOR                        WITHHOLD
         / /                        / /

         / /
              ---------------------------------------------
              For all nominees except as noted above


                                  Mark box at right if an address change or / / comment has been noted on the reverse side of this card.


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL ONE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please be sure to sign and date this Proxy.


------------------------------------         ----------------------------------
Signature                                    Date


------------------------------------         ----------------------------------
Signature                                    Date

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2003

                     SCRIPT FOR TOUCH TONE TELEPHONE VOTING

         Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting. Enter the voter control number as it appears on the card, followed by the pound sign. [If the stockholder enters necessary information, script continues as follows.] One moment please while we verify your information. Enter the last four digits of the U.S. Social Security Number or the U.S. Taxpayer Identification Number for this account, followed by the pound sign. [If the stockholder enters necessary information, script continues as follows.] The company that you are voting is The New America High Income Fund, Inc. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders. To vote all proposals in accordance with the recommendations of the Board of Directors, press one. If you wish to vote on one proposal at a time, press two.

[If the stockholder presses one, the script continues as follows; if the stockholder presses two, the script continues using the script for proposal by proposal voting shown below.] You have cast your vote as follows: You have voted in the manner recommended by the Board of Directors. To confirm your vote, press one. To cancel your vote, press two. [If the stockholder presses one, script continues as follows.] Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press one. Otherwise please hang up. Thank you for voting. [If the stockholder presses two, script continues as follows.] Your vote has been cancelled. If you wish to vote this card, or another card, press one. Otherwise, please hang up and mark, sign and return your card in the envelope provided. Thank you for calling.

[SCRIPT FOR PROPOSAL BY PROPOSAL VOTING]

Item 1. To vote for all nominees, press one. To withhold from all nominees, press two. To withhold from individual nominees, press three.

[If the stockholder presses one or two, the script continues as follows; if the stockholder presses three, the script continues below.] You have cast your vote as follows: [Script reviews stockholder votes.] To confirm your vote, press one. To cancel your vote, press two. [If the stockholder presses one, script continues as follows.] Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press one. Otherwise please hang up. Thank you for voting. [If the stockholder presses two, script continues as follows.] Your vote has been cancelled. If you wish to vote this card, or another card, press one. Otherwise, please hang up and mark, sign and return your card in the envelope provided. Thank you for calling.

[If the stockholder presses three above, the script continues as follows.] Enter the two-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key or if you have completed voting on directors press the pound key again.

[If the stockholder presses the pound key, the script continues as follows.] You have cast your vote as follows: [Script reviews stockholder votes.] To confirm your vote, press one. To cancel your vote, press two.

[If the stockholder presses one, script continues as follows.] Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card, or change your vote, press one. Otherwise please hang up. Thank you for voting. [If the stockholder presses two, script continues as follows.] Your vote has been cancelled. If you wish to vote this card, or another card, press one. Otherwise, please hang up and mark, sign and return your card in the envelope provided. Thank you for calling.

                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET


< STEP 1 > | Step 2 | Step 3


WELCOME TO THE EQUISERVE ONLINE VOTING WIZARD!

Just follow a few simple steps to complete the secure online voting process:


AUTHENTICATION:       Login using your voter control number

DELIVERY PREFERENCE:  Setup future delivery of your annual meeting materials

VOTING:               Cast your vote and receive your confirmation online

FINISH:               Update your address and review other options


If you have more than one proxy card, instruction card or ballot, please vote them one card at a time. To get started now, login below and click "Continue".

STEP 1: AUTHENTICATION

Enter the voter control number as it appears on your proxy
card, instruction card or ballot                           ___________________

Enter the last 4 digits of the U.S. social security number
(SSN) or the U.S. taxpayer identification number (TIN) for
this account.*                                             ___________________

*If you do not have a SSN or TIN for this account, please leave this box blank.

                                                                  < CONTINUE >



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
                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET


VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.
Step 1 | < STEP 2 > | Step 3


WELCOME

Name Line
Address Line
City, State Zip Code Line


DELIVERY PREFERENCE

Select how you would like to receive your future annual meeting materials:



/ / Postal mail -or-

/ / Electronically (VIEW TERMS AND CONDITIONS FOR ELECTRONIC DELIVERY)

    E-mail address (e.g., name@xyz.com)       _______________________________

    Enter e-mail address again for validation _______________________________


                                                                  < CONTINUE >


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
                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >

THE NEW AMERICA HIGH INCOME FUND, INC. ANNUAL MEETING OF STOCKHOLDERS APRIL 17, 2003

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund
(the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin
Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 17, 2003 at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Common Stock of the Fund held of record by the undersigned on March 3, 2003, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


THE NEW AMERICA HIGH INCOME FUND, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE:

 "FOR" ALL NOMINEES

Check this box to cast your vote in accordance with the recommendations of The
New America High Income Fund, Inc. Board of Directors:               / /


THE NEW AMERICA HIGH INCOME FUND, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.

  1.  Election of Directors of all the nominees.

  / / FOR ALL NOMINEES, EXCEPT AS NOTED BELOW   / / WITHHOLD AS TO ALL NOMINEES

  / / Robert F. Birch  / / Richard E. Floor  / / Ernest E. Monrad




To cast your vote please click "Submit".
(NOTE: Your vote will not be counted until you click "Submit".)

                                                                   < SUBMIT >

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
                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >                            [GRAPHIC]PRINT THIS PAGE

NAME LINE
ADDRESS LINE
CITY, STATE ZIP CODE LINE


CONTROL NUMBER:
CONFIRMATION NUMBER:
DATE:


Thank you for using EquiServe's Vote-By-Net facility.


STEP 3: SUMMARY OF YOUR VOTE

Your vote was recorded by EquiServe as follows:

   1. Election of Directors of all the nominees.           FOR ALL NOMINEES


Please keep a copy for your records. To change your vote click "Back".

To change your address or provide a comment click "Options".

You can now VOTE ANOTHER BALLOT or go to THE NEW AMERICA HIGH INCOME FUND, INC. HOMEPAGE or click "Exit" to go to EquiServe Homepage.


                                    < < BACK      OPTIONS >>    < FINISH >


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(C)2002 EquiServe(R). All rights reserved.

                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >                            [GRAPHIC]PRINT THIS PAGE

NAME LINE
ADDRESS LINE
CITY, STATE ZIP CODE LINE


CONTROL NUMBER:
CONFIRMATION NUMBER:
DATE:


Thank you for using EquiServe's Vote-By-Net facility.


STEP 3: SUMMARY OF YOUR VOTE

Your vote was recorded by EquiServe as follows:

   1. Election of Directors of all the nominees.    WITHHOLD AS TO ALL NOMINEES


Please keep a copy for your records. To change your vote click "Back".

To change your address or provide a comment click "Options".

You can now VOTE ANOTHER BALLOT or go to THE NEW AMERICA HIGH INCOME FUND, INC. HOMEPAGE or click "Exit" to go to EquiServe Homepage.


                                    < < BACK      OPTIONS >>    < FINISH >


 HOME | ABOUT SECURITY | PRIVACY POLICY | BACK TO TOP

(C)2002 EquiServe(R). All rights reserved.

                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >                            [GRAPHIC]PRINT THIS PAGE

NAME LINE
ADDRESS LINE
CITY, STATE ZIP CODE LINE


CONTROL NUMBER:
CONFIRMATION NUMBER:
DATE:


Thank you for using EquiServe's Vote-By-Net facility.


STEP 3: SUMMARY OF YOUR VOTE

Your vote was recorded by EquiServe as follows:

   1. Election of Directors of all the nominees.  FOR ALL NOMINEES, EXCEPT AS
                                                  NOTED BELOW


Please keep a copy for your records. To change your vote click "Back".

To change your address or provide a comment click "Options".

You can now VOTE ANOTHER BALLOT or go to THE NEW AMERICA HIGH INCOME FUND, INC. HOMEPAGE or click "Exit" to go to EquiServe Homepage.


                                    < < BACK      OPTIONS >>    < FINISH >


 HOME | ABOUT SECURITY | PRIVACY POLICY | BACK TO TOP

(C)2002 EquiServe(R). All rights reserved.